Exhibit 99.1

News Release

PLUG POWER EXCEEDS BUSINESS GOALS FOR 2015

CEO Andy Marsh sets business goals for 2016

LATHAM, NY — January 28, 2016 — Plug Power Inc. (NASDAQ: PLUG), a leader in providing clean, reliable energy solutions, today highlights that it has exceeded the aggressive business objectives it set for the full year of 2015.  Details of the company’s performance in 2015 and its goals for 2016 will be shared on a conference call to be held today at 10:00 am ET.

During 2015, Plug Power achieved the following goals:

•                  More than $100 million in revenue

•                  More than a 50% increase from 2014

•                  More than $200 million in contract bookings

•                  Another record year with contracts from new and longstanding customers

•                  More than 15 GenFuel hydrogen storage and dispensing infrastructure installations

•                  Plug Power provides customers with more than 2.5 tons of hydrogen a day enabling more than 3,000 daily GenDrive fuelings

•                  GenDrive gross margins in excess of 25 percent by the end of the year

•                  Continuing the trend of expanding gross margins across the business offerings

•                  Achieved goal of acquiring more than six new customers

•                  New customers include Colruyt, U-Line and The Home Depot

“Plug Power exceeded the goals in 2015 set forth at the start of the year,” said Andy Marsh, CEO of Plug Power. “The performance of our team throughout 2015 coupled with the interest and demand we are seeing from customers has put the company in a great position to continue its success in the coming year.”

Plug Power has set the following performance goals for the full year of 2016.

•                  Revenue of $150 million

•                  Contract bookings of $275 million

•                  Install 25 new GenKey sites, linking together GenDrive fuel cell units, GenFuel hydrogen infrastructure and GenCare service for easy customer adoption

•                  Achieve full year gross margins exceeding 10 percent, excluding $10 million of deferred profit

•                  Operating cash usage of less than $20 million

The Company expects cash burn and gross margins to improve significantly throughout 2016. Marsh continues, “We enter 2016 with a calculated plan for success. Every quarter, we become more and more precise with obtaining, meeting and exceeding our objectives. I am proud of what we’ve accomplished in building this market and business thus far, and am excited by the path ahead of us in 2016.”

Conference Call

Further details on Plug Power’s 2015 metrics will be discussed on Plug Power’s January business update conference call.

Date: Thursday, January 28, 2016
Time: 10:00 am ET
Toll-free: 877-407-9221

The webcast can be accessed at www.plugpower.com, selecting the conference call link on the home page, or directly at https://event.webcasts.com/starthere.jsp?ei=1089865. A playback of the call will be available online for a period following the event.

About Plug Power Inc.

The powerhouse in hydrogen fuel cell technology, Plug Power is revolutionizing the industry with cost-effective solutions that increase productivity, lower operating costs and reduce carbon footprint. Its signature solution, GenKey, provides an all-inclusive package for customers, incorporating GenFuel hydrogen and fueling infrastructure, GenCare aftermarket service and either GenDrive or ReliOn fuel cell systems. GenDrive, a lead-acid battery replacement, is used in electric lift trucks in high-throughput material handling applications. With more than 10,000 GenDrive units deployed with material handling customers, GenDrive has been proven reliable with over 107 million hours of runtime. Plug Power manufactures tomorrow’s incumbent power solutions today, so customers can POWERAhead. Additional information about the Plug Power brands is available at www.plugpower.com.

Plug Power Inc. Safe Harbor Statement

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“PLUG”), including but not limited to statements about PLUG’s 2016 objectives, including goals relating to revenue, sales, booking, gross margin and GenKey and GenFuel installations You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or key personnel; the risks related to use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products, including GenDrive, ReliOn and GenKey systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully expand internationally; our ability to improve system reliability for our GenDrive, ReliOn and GenKey systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; risks associated with potential future acquisitions; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission. For additional disclosure regarding these and other risks faced by PLUG, see disclosures contained in PLUG’s public filings with the Securities and Exchange Commission (the “SEC”) including, the “Risk Factors” section of PLUG’s Annual Report on Form 10-K for the year ended December 31, 2014. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information.

Plug Power Media Contact

Teal Vivacqua
518.738.0269
media@plugpower.com